UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): JULY 12, 2007


                            IRIS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                    1-11181                    94-2579751
(State or other jurisdiction       (Commission                (I.R.S. Employer
      of incorporation)            File Number)              Identification No.)


                                9172 ETON AVENUE
                              CHATSWORTH, CA 91311
                (Address of Principal Executive Offices/Zip Code)


                                 (818) 709-1244
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(B))

[_] Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))


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ITEM 5.02         COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

         On July 13, 2007, we adopted the IRIS International, Inc. 2007 Stock Incentive Plan, pursuant to the approval of the plan by our stockholders at the 2007 annual meeting of stockholders held on July 13, 2007. The plan was adopted by our Board of Directors on June 1, 2007. Under the plan, we are authorized to grant equity-based awards in the form of stock options, restricted common stock, restricted stock units, stock appreciation rights, and other stock based awards to employees (including executive officers), directors and consultants of IRIS International and its subsidiaries.

         The maximum number of shares available for grant under the plan is 1,750,000 shares of Common Stock. The number of shares available for award under the Plan is subject to adjustment for certain corporate changes and based on the types of awards provided, all in accordance with the provisions of the plan.

         The plan may be administered by the Board or committees of the Board. The plan is currently administered by the Compensation and Nominating Committee of the Board.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

         Effective as of July 12, 2007, our Board of Directors  amended Sections
5.1 and 5.4 of Article V of the IRIS International, Inc. Amended and Restated Bylaws to provide for the issuance, recordation and transfer of uncertificated shares. Sections 5.1 and 5.4 of Article V of our Bylaws previously only contemplated the issuance, recordation and transfer of certificated shares.

         The full text of our Bylaws, as amended, is filed as exhibits to this report.

ITEM 8.01         OTHER EVENTS.

     ANNUAL MEETING OF STOCKHOLDERS

         On July 13, 2007, we held our 2007 annual meeting of stockholders. At the annual meeting, there were 18,219,768 shares entitled to vote, and 15,769,585 shares (86.55%) were represented at the meeting in person or by proxy. The following summarizes vote results for those matters submitted to our stockholders for action at the Annual Meeting:

         1. Proposal to elect Mr. Richard Williams, Dr. Thomas Adams, Dr. Richard Nadeau, Mr. Steve Besbeck, Mr. Michael Matte, Mr. Stephen E. Wasserman and Mr. Cesar Garcia as directors to hold office until the 2008 annual meeting or until their successors are elected and qualified.

        DIRECTOR                         FOR                         WITHHELD

    Richard Williams                  15,640,561                     129,024
      Thomas Adams                    15,651,244                     118,341
     Richard Nadeau                   15,539,131                     230,454
     Steve Besbeck                    15,601,900                     167,685
     Michael Matte                    15,637,616                     131,969
  Stephen E. Wasserman                15,231,507                     538,078
      Cesar Garcia                    15,657,464                     112,121

         2. Proposal to ratify the appointment of the accounting firm of BDO Seidman, LLP as independent auditors of the company for the fiscal year ending December 31, 2007.


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


            FOR                          AGAINST                     ABSTAIN
            ---                          -------                     -------
         15,205,236                      553,472                     10,877



         3. Proposal to approve the company's 2007 Stock Incentive Plan.

            FOR                AGAINST           ABSTAIN        BROKER NON-VOTES
            ---                -------           -------        ----------------
         8,278,849            2,075,337          41,428             5,373,971


         We issued a press release announcing the results of our annual meeting of stockholders. A copy of the press release is being furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (d)      Exhibits


                  The following exhibits are filed herewith:

                  EXHIBIT
                  NUMBER   DESCRIPTION
                  -------  -----------------------------------------------------

                  3.1 Restated Bylaws as amended. Incorporated by reference to Exhibit 3.2 to Annual Report on Form 10-KSB, filed March 26, 2004.

                  3.2 Amendment to Amended and Restated Bylaws of IRIS International, Inc.

                  99.1     Press release  issued by the  Registrant,  dated July
                           13, 2007


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         IRIS INTERNATIONAL, INC.



Date:    July 18, 2007                   By:     /S/ VERONICA O. TARRANT
                                                 -------------------------------
                                                 Veronica O. Tarrant
                                                 Interim Chief Financial Officer


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


                                  EXHIBIT INDEX


EXHIBIT
NUMBER         DESCRIPTION
-------        -----------------------------------------------------------------

3.1            Restated Bylaws as amended.  Incorporated by reference to Exhibit
               3.2 to Annual Report on Form 10-KSB, filed March 26, 2004.

3.2            Amendment to Amended and Restated  Bylaws of IRIS  International,
               Inc.

99.1           Press release issued by the Registrant, dated July 13, 2007


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